Exhibit 99.1

Aspen Technology, Inc.

Executive Annual Incentive Bonus Plan

FY09

For

“ NAME “

I.              Purpose

The purpose of Aspen Technology’s (“Company”) Executive Annual Incentive Plan (the “Plan”) is to motivate and reward performance that results in the achievement of key Company objectives as well as individual objectives.

II.            Effective Date of Plan

The Plan will operate on a fiscal year basis (“Plan Year”), and is effective from July 1, 2008 through June 30, 2009.

III.          Eligibility

Eligibility is afforded to those employees:

A.    whose positions are determined by Aspen Technology to have significant impact on the operating results of the Company; and

B.    who have been employed by the Company for six months or more (pro-rated target awards for employment greater than six months and less than twelve months).

In FY09, the eligible positions include CEO, EVP-Field Operations, CFO, SVP Marketing, SVP HR, SVP R&D, SVP WW CS&T, SVP Strategy and SVP & General Counsel.

Eligibility for the Plan does not guarantee payment of an award.  Payment is dependent upon performance.  Further, eligibility does not guarantee continuation of employment.  If employment terminates prior to the payment date, the award is forfeited unless death, incapacity, or retirement is the cause, in which case, the award would be prorated.

IV.          Target Award

The Plan is based on the “Target Award” concept, which bases the award on a combination of the Company’s overall performance and your individual performance.  In order to achieve the Target Award amount, the Company and the individual must achieve 100% of their pre-established objectives by the end of the Plan Year. The actual award paid to the participant, if any, for a given Plan Year will be based on a combination of the Company’s overall performance and the performance of the Individual, as adjusted for the overall level of bonus pool funding.

The Target Award for each position is the incentive award as defined when 100% of all Plan objectives are met and the Company attains the necessary level of performance to fund the bonus pool at 100%.  Target Awards are determined by position title and level of responsibility.

V.            Components of Award

For FY09, the Target Award will be based on a combination of the FY09 Corporate Operating Income Plan and specified individual MBO’s. The following summarizes the weighting for the various incentive components for FY09.

FY09 Plan Components CEO, EVP-Field Operations, CFO, SVP Marketing, SVP HR, SVP General Counsel and SVP Strategy	Overall Bonus Weighting	On Target Metric
Corporate Operating Income (COI) Target	70%	$ TBD
MBO’s	25%	CEO/Compensation Committee
CEO Assessment	5%	CEO/Compensation Committee

FY09 Plan Components SVP R&D and SVP WW CS&T	Overall Bonus Weighting	On Target Metric
Corporate Operating Income (COI) Target	60%	$ TBD
MBO’s	35%	CEO/Compensation Committee
CEO Assessment	5%	CEO/Compensation Committee

A.  Company Performance (Corporate Operating Income)

“Company Performance” for Plan purposes is based on the accomplishment of one or more predetermined annual Company objectives, which will be selected each year based on their critical importance to the Company’s success.  Company Performance for fiscal year 2009 will be measured based on the achievement of the FY09 Corporate Operating Income Plan. The achievement level will then correspond to a bonus plan funding/weighting percentage according to the following categories:

Actual Corporate Operating Income Achieved	Corporate Operating Income Performance (COI) Funding/Weighting
< 80% of Corp Operating Income Plan	0%
80% of Corp Operating Income Plan	50%
90% of Corp Operating Income Plan	75%
100% of Corp Operating Income Plan	100%
110% of Corp Operating Income Plan	110%
120% of Corp Operating Income Plan	130%
140% of Corp Operating Income Plan	150%
>=150% of Corp Operating Income Plan	175%

Awards for Company Performance will vary between 0% and 175% of target funding based on the FY09 COI achievement of 80% to 150% of COI Plan. This achievement level and corresponding funding level create the Company’s bonus pool.

B.  Individual Performance (MBO & CEO Assessment)

Annual objectives for the individual performance (MBO’s) will be developed by the Plan participant in coordination with the CEO or the Compensation Committee of the Board of Directors (in the case of the CEO).  For fiscal year 2008, annual objectives will be comprised of select individual objectives. The CEO or the Compensation Committee of the Board of Directors (in the case of the CEO) must approve all MBO’s.

A second level will be individual performance as assessed by the CEO or the Compensation Committee of the Board of Directors (in the case of the CEO) will be included in the Plan.

MBO Achievement	MBO Performance Multiplier
100% of MBO’s accomplished	100%
Performance on MBO’s does not meet expectations	0%

CEO Assessment	CEO Performance Multiplier
100% of CEO Assessement	100%
CEO assessment does not meet expectations	0%

Awards for individual performance will vary between 0% and 100% of target based on the achievement of specified MBO’s and on individual assessment by CEO. Evaluation of the success in achieving the identified MBO’s and the CEO Assessment and determining any subsequent payment will be at the sole discretion of the CEO or Compensation Committee of the Board of Directors (in case of the CEO). Any payments for these elements are dependent on AspenTech achieving at least 80% of COI goal which funds the MBO segment of the bonus.

Your MBO’s for FY09 are identified in Appendix A.

VI.          Plan Funding

For fiscal year 2009, Plan funding will be based on the attainment of specified levels of Corporate Operating Income.  Funding is contingent upon and proportional to the Company’s attainment of required levels (minimum 80% performance) of Corporate Operating Income to fund the bonus pool.  No incentive payment will be made for Corporate Operating Income achievement or MBO’s if the Company does not attain a minimum of 80% of the Corporate Operating Income Target. The funded level as defined by COI performance is then distributed according to bonus weighting specified in Section V.

VII.         Bonus Calculation

A. Bonus calculation takes into account three components:

•      Corporate Operating Income (COI) achievement and corresponding funding percentage (Section V. A.)

•      Performance on the Corporate Operating Income (COI) metric, weighted 70% (or as defined in Section V. above);

•      Performance on the MBO metric, weighted 25% and CEO Assessment, weighted at 5% (or as defined in Section V. above); and

•      Target Bonus ($) level (as defined in Appendix A)

B. The annual bonus potential is determined by a calculation of COI performance (see V.A.) times the annual bonus target:

COI Performance (%funding) X Annual Target Bonus = Adjusted Bonus Potential (ABP)

Adjusted Bonus Potential x COI Weighting = COI Target Bonus $

Adjusted Bonus Potential x MBO Weighting = MBO Target Bonus $

Adjusted Bonus Potential x CEO Assessment = CEO Target Bonus $

COI Target Bonus $ = COI $ To Be Paid

MBO Target Bonus $ x MBO Performance Rating = MBO $ To Be Paid

CEO Target Bonus $ x CEO Assessment = CEO Assessment $ To Be Paid

COI$ + MBO$ + CEO$ = Total Bonus Earned

C. Illustration

The following illustrations demonstrate sample calculations for determining potential bonus payments.

Underperforming Bonus

Bonus Pool Calculation	Achievement	Bonus Pool
Target Bonus Pool is $100,000		$100,000
Actual Corp Operating Income Performance vs Target	90%
Corp Operating Income Performance Funding Multiplier (based on 90% achievement)	75%	$(100,000 x 75%)
Bonus Pool after COI		$75,000

Allocation of Bonus Pool	Weighting	Bonus Pool
Target Bonus Pool (as established above)	$75,000

Corp Operating Income Weighting	70%	$52,500
MBO Weighting	25%	$18,750
CEO Assessment	5%	$3,750

Calculation of COI and MBO for Payment		Bonus Payment
Corporate Operating Income	(as defined above by pool)	$52,500
MBO Performance Rating (Rating % x Pool)	90% Achievement	$16,875
CEO Assessment (Rating % x Pool)	100% Achievement	$3,750

Final Bonus Earned		$73,125

Overperforming Bonus

Bonus Pool Calculation	Achievement	Bonus Pool
Target Bonus Pool is $100,000		$100,000
Actual Corp Operating Income Performance vs Target	120%
Corp Operating Income Performance Funding Multiplier (based on 120% achievement)	130%	$(100,000 x 130%)
Bonus Pool after COI		$130,000

Allocation of Bonus Pool	Weighting	Bonus Pool
Target Bonus Pool (as established above)	$130,000

Corp Operating Income Weighting	70%	$91,000
MBO Weighting	25%	$25,000 capped
CEO Assessment	5%	$5,000 capped

Calculation of COI and MBO for Payment		Bonus Payment
Corporate Operating Income	(as defined above by pool)	$91,000
MBO Performance Rating (Rating % x Pool)	100% achievement	$25,000
CEO Assessment (Rating% x Pool)	100% Achievement	$5,000

Final Bonus Earned		$121,000

Note: All Actual Plan awards will be adjusted up/down based on Company bonus pool funding levels.

VIII. Administration

Administration of this Plan will be the responsibility of the CEO or the Compensation Committee of the Board of Directors. Any interpretation of the terms, conditions, goals, or payments from this Plan required because of a dispute will be made solely by the CEO or the Compensation Committee of the Board of Directors after a full review of the facts, input from the affected parties, and with appreciation of the overall intent of the Plan and previous practices.

If any term or condition of this Plan is found to be in non-conformance with a given state or federal law (USA) or local legislation (International locations), that term or condition will be non-enforceable but will not negate other terms and conditions of the Plan.  However, Aspen Technology, Inc., will review and modify the overall Plan to conform to such law.

Eligibility and participation in this Plan in no way implies or reflects any guarantee or contract of employment, except as may be stipulated by applicable local law.

Aspen Technology, Inc., reserves the right to amend, modify, or terminate this Plan and the procedures set forth herein at any time.  Any change to the terms of the Plan will be made in writing by SVP of Human Resources to all Participants in as far in advance as possible of the effective date of such change, and will be subject to acceptance by the Participant.  No change shall be retroactive from the date such change is announced.

Appendix A

FY09 Performance Objectives

To Be Completed by Employee and Manager.  List your top 3 performance objectives for FY09.

Employee’s Name:	Manager’s Name:	Organization:	Date Prepared:

FY09 Compensation	Base Salary: $	Bonus Target: $	OTE: $

Performance Objective:	Measures: (Enter measures used to gauge progress).	Target: (Enter target for each measure).	Activity: (List necessary activities to achieve the Objective if applicable).	Status/Progress:

Employee Signature:	Date:

CEO Signature:	Date:

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